                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            We  hereby  consent  to  the   incorporation  by  reference  in  the
Registration  Statement on Form S-8 (File No.  333-64217) of WHX  Corporation of
our report dated July 8, 2004, relating to the financial statements of the Handy
& Harman Savings Plan, which appear in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
July 8, 2004